UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) January 1, 2025
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BANDWIDTH INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-38285	56-2242657
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2230 Bandmate Way
Raleigh, NC 27607
(Address of principal executive offices) (Zip Code)
(800) 808-5150
Registrant’s telephone number, including area code
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001 per share	BAND	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On January 1, 2025, Bandwidth Inc. (the “Company”) appointed Devesh Agarwal, its Interim Chief Operating Officer and Chief Software Strategy Officer, as its Chief Operating Officer. As previously disclosed on the Company’s Current Report on Form 8-K filed on July 5, 2024 (the “July 8-K”), Mr. Agarwal and the Company entered into an Employment Agreement (the “Employment Agreement”) on July 1, 2022.
In connection with his appointment as Chief Operating Officer, Mr. Agarwal’s compensation under the Employment Agreement was modified as follows:
•Mr. Agarwal’s annual base salary was increased, effective January 1, 2025, from $350,000 to $400,000.
•Mr. Agarwal’s target incentive amount under the Company’s annual cash incentive program was increased, effective January 1, 2025, from 50% to 75% of his annual base salary.
•On or about February 28, 2025, the Company is expected to grant Mr. Agarwal a number of restricted stock units (“RSUs”) equal to $1,000,000 divided by the closing sales price of a share of the Company’s Class A common stock on the date of grant. The RSUs will vest over three years, with one-third vesting on the first anniversary of the date of grant, and the remaining two-thirds vesting in equal quarterly installments over the following two years, ending on the third anniversary of the date of grant, subject generally to Mr. Agarwal’s continued employment.
The other principal terms of the Employment Agreement remain unchanged.
A description of the principal terms of the Employment Agreement is included in the July 8-K and the Employment Agreement was filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ending June 30, 2024. The Company and Mr. Agarwal expect to amend the Employment Agreement to reflect the modified compensation described above for Mr. Agarwal. This amendment to the Employment Agreement will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ending March 31, 2025.

Item 7.01 Regulation FD Disclosure.
On January 2, 2025, the Company issued a press release announcing Mr. Agarwal’s appointment as the Company’s Chief Operating Officer, effective January 1, 2025. A copy of the Company’s press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
The information set forth under this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Bandwidth Inc. press release, dated January 2, 2025
104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANDWIDTH INC.

Date: January 2, 2025	By:	/s/ R. Brandon Asbill
	Name:	R. Brandon Asbill
	Title:	General Counsel and Secretary